Third Quarter 2024 Earnings Conference Call October 15, 2024 Exhibit 99.1

Regarding Forward-Looking and non-GAAP Financial Information Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on our corporate website. The presentation contains forward-looking statements regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations, including sustainability strategy. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2023 Form 10-K, our subsequent Form 10-Qs, and our other subsequent SEC filings. Our forward-looking statements may also be subject to risks and uncertainties including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake any obligation to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. We include non-GAAP financial information in this presentation. Reconciliations for such financial information may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results, and with respect to adjusted metrics, because we believe they better reflect the ongoing financial results and trends of our businesses and increase comparability of period-to-period results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results. References to our corporate website are to www.pnc.com under “About Us - Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. 2 Cautionary Statement

• Grew net interest income and net interest margin • Strong fee growth led by capital markets and advisory activity • Expenses well controlled; Generated positive operating leverage • Relatively stable credit quality; CRE adequately reserved • Increased liquidity and capital positions • Positioned to execute on opportunities across our franchise 3 Delivered Solid Third Quarter 2024 Results $1.5 billion Net Income $3.49 Diluted Earnings per Share (EPS) +1.3% Positive Operating Leverage +9% Increase to Tangible Book Value per Share 10.3% Basel III CET1 Capital Ratio – Tangible book value per common share (non-GAAP) – See Reconciliation in the Appendix. – Basel III common equity Tier (CET) 1 capital ratio – 9/30/24 ratio as used in this presentation is estimated. Details of the calculation are in the financial highlights section of the earnings release.

4 Increased Deposits and Grew Tangible Book Value 3Q24 vs. 2Q24 3Q24 vs. 3Q23 Average balances, $ billions 3Q24 $ Change % Change $ Change % Change Total loans $319.6 $(0.3) – $0.1 – Investment securities $142.3 $1.0 1% $2.6 2% Federal Reserve Bank (FRB) balances $44.9 $4.2 10% $7.0 18% Deposits $422.1 $4.9 1% $(0.4) – Borrowed funds $76.1 $(1.4) (2)% $8.6 13% Common shareholders’ equity $47.6 $2.7 6% $5.6 13% Period end 9/30/24 6/30/24 LQ 9/30/23 YoY Basel III CET1 capital ratio 10.3% 10.2% 10bps 9.8% 50bps AOCI ($ billions) $(5.1) $(7.4) $2.4 $(10.3) $5.2 Tangible book value per common share (TBV) (non-GAAP) $96.98 $89.12 9% $78.16 24% – AOCI represents accumulated other comprehensive income (loss). – Tangible book value per common share (non-GAAP) – See Reconciliation in the Appendix. – YoY represents year-over-year. LQ represents linked quarter. – Totals may not sum due to rounding.

5 Loans Stable, Impacted by Low Utilization $102 $101 $101 $218 $219 $219 $320 $320 $320 5.75% 6.05% 6.13% 3Q23 2Q24 3Q24 Consumer Commercial Total Loan Yield Av er ag e ba la nc es , $ b ill io ns Average Consolidated Loan Balances – YoY represents year-over-year. LQ represents linked quarter. – Historical average utilization represents average C&IB loan commitment utilization from 1Q15 to 1Q20. Consumer Loans: (1.2)% YoY Stable LQ Commercial Loans: 0.6% YoY Stable LQ C&IB Utilization Remains Low ~55% 51.9% 50.9% 50.7% Historical Average 3Q23 2Q24 3Q24 Av er ag e ut ili za tio n

6 High-Quality, Short Duration Security and Swap Portfolios Investment Securities Balances Estimated duration of 3.3 years $140 $141 $142 2.57% 2.84% 3.08% 3Q23 2Q24 3Q24 Av er ag e ba la nc es , $ b ill io ns Total Securities YieldSecurities Balances Active Swap Balances $29 $34 $33 9/30/23 6/30/24 9/30/24 Forward Starting Swap Balances $6 $18 $15 9/30/23 6/30/24 9/30/24 Receive fixed rate of 3.08% as of 9/30/24 Swap portfolio as of 9/30/24, including forward starters: – Duration of 2.45 years – 3.44% weighted average receive fixed rate $ bi lli on s $ bi lli on s Receive fixed rate of 4.26% as of 9/30/24

$(7.3) $(4.9) $(3.2) $(2.9) 6/30/24 9/30/24 12/31/25 12/31/26 Securities AOCI Swap AOCI Securities + Swap AOCI 7 Short Duration Driving Meaningful AOCI Accretion – Cumulative projected runoff and AOCI accretion are calculated along market implied forward interest rates as of 9/30/24, and captures scheduled principal payments, contractual maturities, and projected prepayments using internally validated models / assumptions. This represents our portfolio as of 9/30/24 and does not reflect future changes in composition of the securities portfolio. – AOCI of negative $7.3 billion as of 6/30/24 and negative $4.9 billion as of 9/30/24 represents AOCI related to ASC 320 Investments – Debt Securities and ASC 815 Derivatives and Hedging but excludes approximately negative $170 million of AOCI related to ASC 715 Compensation – Retirement Benefits and ASC 830 Foreign Currency Matters. (5)% (8)% (11)% (14)% (18)% (21)% (25)% (30)% (34)% $(80) $(70) $(60) $(50) $(40) $(30) $(20) $(10) $- 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 Securities Receive Fixed Swaps $ bi lli on s Cumulative Projected Runoff 34% of securities and swap portfolio maturing through 2026 Securities and Swap AOCI Accretion 40% of securities and swap AOCI to accrete back through 2026 $ bi lli on s ProjectedHistorical 40% Burn Down

8 Strong and Stable Deposit Base $108 $105 $99 $96 $96 $315 $319 $321 $321 $326 $423 $424 $420 $417 $422 2.26% 2.48% 2.60% 2.61% 2.72% 3Q23 4Q23 1Q24 2Q24 3Q24 Consolidated Average Deposit Balances – IB Deposits represent interest-bearing deposits, and NIB Deposits represent noninterest-bearing deposits. – YoY represents year-over-year. LQ represents linked quarter. IB DepositsNIB Deposits Average Rate Paid on IB Deposits Rate paid on IB deposits peaked in 3Q24: – Average rate paid anticipated to decline beginning in 4Q24 Total Deposits increased 1.2% LQ: – Primarily driven by growth in interest- bearing commercial deposits Deposit Base Highlights NIB balances stable LQ: – NIB deposits were 23% of total deposits, stable LQ Av er ag e ba la nc es , $ b ill io ns

9 Income Statement Quarter to Date Year to Date $ millions 3Q24 LQ YoY YTD 2024 YoY Net interest income $3,410 3% – $9,976 (5)% Fee income (non-GAAP) 1,953 10% 13% 5,476 7% Other noninterest income 69 (79)% (27)% 536 11% Noninterest income $2,022 (4)% 11% $6,012 7% Total revenue $5,432 – 4% $15,988 (1)% Noninterest expense 3,327 (1)% 3% 10,018 1% Pretax, pre-provision earnings (non-GAAP) $2,105 2% 6% $5,970 (4)% Provision for credit losses 243 3% 88% 633 24% Income taxes 357 4% 24% 1,011 10% Net income $1,505 2% (4)% $4,326 (9)% Diluted EPS $3.49 3% (3)% $9.98 (9)% Key metrics 3Q24 2Q24 3Q23 YTD 2024 YTD 2023 Noninterest income to total revenue 37% 39% 35% 38% 35% Net interest margin (non-GAAP) 2.64% 2.60% 2.71% 2.60% 2.78% – Pretax, pre-provision earnings (non-GAAP) – See Reconciliation in Appendix. – Fee income (non-GAAP) – See Reconciliation in Appendix. – Net interest margin is calculated using taxable-equivalent net interest income, a non-GAAP measure, see Reconciliation in the Appendix. – YoY represents year-over-year. LQ represents linked quarter. YTD represents year to date.

10 LQ Revenue Growth Driven By Higher Fee Income and NII $3,418 $3,302 $3,410 $1,815 $2,109 $2,022 $5,233 $5,411 $5,432 2.71% 2.60% 2.64% 3Q23 2Q24 3Q24 Net Interest Margin Net Interest Income Noninterest Income Details of Revenue Quarter to Date Year to Date $ millions 3Q24 LQ YoY 2024 YoY Net interest income $3,410 3% – $9,976 (5)% Asset management and brokerage 383 5% 10% 1,111 6% Capital markets and advisory 371 36% 121% 902 40% Card and cash management 698 (1)% 1% 2,075 1% Lending and deposit services 320 5% 2% 929 1% Residential and commercial mortgage 181 38% (10)% 459 (4)% Fee income (non-GAAP) $1,953 10% 13% $5,476 7% Other noninterest income 69 (79)% (27)% 536 11% Noninterest income $2,022 (4)% 11% $6,012 7% Total revenue $5,432 – 4% $15,988 (1)% Total Revenue $ m ill io ns – Fee income (non-GAAP) – See Reconciliation in Appendix. – 2Q24 significant items represents the pretax net impact of the Visa Gain of $754 million, securities losses of $(497) million, and Visa derivative fair value adjustments of $(116) million. – NII represents net interest income. – YoY represents year-over-year. LQ represents linked quarter. YTD represents year to date. Includes $141 million of significant items Includes $(128) million Visa derivative

$3,245 $3,357 $3,327 62% 62% 61% 3Q23 2Q24 3Q24 11 Well Controlled Noninterest Expense Noninterest Expense Details of Noninterest Expense Quarter to Date Year to Date $ millions 3Q24 LQ YoY 2024 YoY Personnel $1,869 5% 5% $5,445 – Occupancy 234 (1)% (4)% 714 (3)% Equipment 357 – 3% 1,054 1% Marketing 93 – – 250 (9)% Other 774 (13)% (2)% 2,555 5% Total noninterest expense $3,327 (1)% 3% $10,018 1% $ m ill io ns Noninterest Expense Efficiency Ratio – Efficiency ratio calculated as total noninterest expense divided by total revenue. – YoY represents year-over-year. LQ represents linked quarter. YTD represents year to date. Includes 1Q24 $130 million FDIC special assessment and 2Q24 $120 million PNC Foundation contribution expense

$121 $200 $243 $262 $286 3Q23 4Q23 1Q24 2Q24 3Q24 $253 $290 $278 $270 $286 $1,034 $1,094 $997 $1,002 $989 $1,287 $1,384 $1,275 $1,272 $1,275 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12 Credit Quality $1,400 $1,445 $1,457 $1,575 $1,585 $723 $735 $923 $928 $993 $2,123 $2,180 $2,380 $2,503 $2,578 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 NPLs, ex. CRE CRE NPLs Nonperforming Loans (NPLs) Commercial Consumer 3Q23 4Q23 1Q24 2Q24 3Q24 NPLs / Total Loans (Period end) 0.67% 0.68% 0.74% 0.78% 0.80% Delinquencies / Total Loans (Period end) 0.40% 0.43% 0.40% 0.40% 0.40% NCOs / Average Loans 0.15% 0.24% 0.30% 0.33% 0.36% Allowance for Credit Losses to Total Loans 1.70% 1.70% 1.68% 1.67% 1.65% Credit Quality Metrics Delinquencies Net Loan Charge-Offs (NCOs) – NPLs, ex. CRE represent nonperforming loans excluding commercial real estate nonperforming loans. CRE NPLs represent commercial real estate nonperforming loans. – NCOs / Average Loans represent annualized net loan charge-offs (NCOs) to average loans for the three months ended. – Delinquencies represent accruing loans past due 30 days or more. Delinquencies to Total Loans represent delinquencies divided by period end loans. – NCOs, ex. CRE represent NCOs excluding commercial real estate NCOs. CRE NCOs represent commercial real estate NCOs. $ m ill io ns NCOs, ex. CRE CRE NCOs

$23 $54 $50 $106 $95 3Q23 4Q23 1Q24 2Q24 3Q24 13 Credit Quality – Office Commercial Real Estate (CRE) $8.6 $8.0 $7.8 $7.5 $7.2 8.5% 8.7% 9.7% 10.3% 11.3% 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 Non-Criticized Criticized, Accrual Criticized, NPL Reserves / Loans Office CRE Loan Balances $ bi lli on s Multi-Tenant Office CRE Portfolio – NPL represents Nonperforming Loans. – Criticized, Accrual loans represent loans that are designated as criticized, but still accruing. Criticized, NPL loans represent loans that are designated as criticized and nonperforming. – Criticized ratio represents criticized loans / total loans. Office CRE Net Loan Charge-Offs $ m ill io ns Multi- Tenant 54% All Other Office 46% $7.2 billion Criticized Ratio: 50.2% NPL / Loans: 22.4% Reserves / Loans: 16.0% Multi-Tenant loans represent 54% of total office portfolio

$ millions; except loans, $ billions 3Q24 4Q24 Guidance Average loans $319.6 Stable Net interest income $3,410 Up ~1% Fee income (non-GAAP) $1,953 Down 5% – 7% Other noninterest income $69 $150 – $200 Total revenue $5,432 Stable Noninterest expense $3,327 Up 2% – 3% Net charge-offs $286 ~$300 14 Fourth Quarter 2024 Compared to Third Quarter 2024 – Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. – Average loans, net interest income, fee income, total revenue and noninterest expense outlooks represent estimated percentage change for 4Q24 compared to the respective 3Q24 figures presented in the table above. – Fee income (non-GAAP) – See Reconciliation in Appendix. – The 4Q24 guidance range for total revenue and other noninterest income does not forecast net securities gains or losses and activities related to Visa Class B common shares.

Appendix: Cautionary Statement 15 Regarding Forward-Looking Information We make statements in this presentation, and we may from time to time make other statements, regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting us and our future business and operations, including our sustainability strategy, that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake any obligation to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. Our forward-looking statements are subject to the following principal risks and uncertainties. • Our businesses, financial results and balance sheet values are affected by business and economic conditions, including: − Changes in interest rates and valuations in debt, equity and other financial markets, − Disruptions in the U.S. and global financial markets, − Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply, market interest rates and inflation, − Changes in customer behavior due to changing business and economic conditions or legislative or regulatory initiatives, − Changes in customers', suppliers' and other counterparties' performance and creditworthiness, − Impacts of sanctions, tariffs and other trade policies of the U.S. and its global trading partners, − Impacts of changes in federal, state and local governmental policy, including on the regulatory landscape, capital markets, taxes, infrastructure spending and social programs, − Our ability to attract, recruit and retain skilled employees, and − Commodity price volatility.

Appendix: Cautionary Statement 16 Regarding Forward-Looking Information • Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting. These statements are based on our views that: − Job and income gains will continue to support consumer spending growth in the near term, but PNC’s baseline forecast is for slower economic growth at the end of 2024 and in the first half of 2025 as high interest rates remain a drag on the economy. − Real GDP growth this year and next will be close to trend at around 2%, and the unemployment rate will remain somewhat above 4% through the rest of 2024 and in 2025. Inflation will continue to slow as wage pressures abate, gradually moving back to the Federal Reserve’s 2% long-term objective. − With slowing inflation PNC expects two additional federal funds rate cuts of 25 basis points each at the Federal Open Market Committee’s remaining meetings in 2024, with the rate ending this year in a range between 4.25% and 4.50%. PNC expects multiple federal funds rate cuts in 2025 as inflation continues to ease. • PNC's ability to take certain capital actions, including returning capital to shareholders, is subject to PNC meeting or exceeding minimum capital levels, including a stress capital buffer established by the Federal Reserve Board in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process. • PNC's regulatory capital ratios in the future will depend on, among other things, PNC's financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory review of related models and the reliability of and risks resulting from extensive use of such models. • Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain employees. These developments could include: − Changes to laws and regulations, including changes affecting oversight of the financial services industry, changes in the enforcement and interpretation of such laws and regulations, and changes in accounting and reporting standards. − Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries resulting in monetary losses, costs, or alterations in our business practices, and potentially causing reputational harm to PNC. − Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. − Costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Appendix: Cautionary Statement 17 Regarding Forward-Looking Information • Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. • Our reputation and business and operating results may be affected by our ability to appropriately meet or address environmental, social or governance targets, goals, commitments or concerns that may arise. • We grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, the integration of the acquired businesses into PNC after closing or any failure to execute strategic or operational plans. • Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands. • Business and operating results can also be affected by widespread manmade, natural and other disasters (including severe weather events), health emergencies, dislocations, geopolitical instabilities or events, terrorist activities, system failures or disruptions, security breaches, cyberattacks, international hostilities, or other extraordinary events beyond PNC's control through impacts on the economy and financial markets generally or on us or our counterparties, customers or third-party vendors and service providers specifically. We provide greater detail regarding these as well as other factors in our 2023 Form 10-K and in our subsequent Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in those reports, and in our other subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this news release or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Appendix: CRE Portfolio Represents 11% of Total Loans 18 Commercial Real Estate 11% Total $321.4 Billion Total Loans as of 9/30/24 PNC’s Commercial Real Estate (CRE) Portfolio $ billions 9/30/24 % of Total Loans Multifamily $16.7 5.2% Office 7.2 2.2% Industrial / Warehouse 4.0 1.2% Retail 2.2 0.7% Seniors Housing 1.8 0.6% Hotel / Motel 1.7 0.5% Mixed Use 0.3 0.1% Other 1.2 0.4% Total $35.1 10.9%

Appendix: Multifamily CRE Portfolio 19 Garden 48% Midrise 32% High Rise 9% Student 5% Other 6% CRE Multifamily Loans as of 9/30/24 Total $16.7 Billion – Average Loan Commitment for PNC Real Estate. – NCOs / Average loans represents net loan charge-offs to average loans for the last twelve-month period. – Delinquencies represent accruing loans past due 30 days or more. – NPL represents Nonperforming Loans. Key Multifamily Portfolio Metrics: Conservative Underwriting Methodology $ millions 9/30/24 6/30/24 Total Loans ($ billions) $16.7 $16.5 Avg. Loan Commitment $30 $30 Reserves / Loans 2.8% 2.8% NCOs / Average Loans 0.0% 0.0% Delinquencies / Loans 0.0% 0.0% NPL / Loans 0.3% 0.3% Criticized Loans / Loans 15.4% 13.7% Geographic Diversification by Metropolitan Statistical Area $ billions 9/30/24 Miami, FL $1.2 Phoenix, AZ 0.9 Washington, DC 0.9 Dallas, TX 0.9 New York, NY 0.8 Houston, TX 0.7 Las Vegas, NV 0.7 Los Angeles, CA 0.6 San Diego, CA 0.5 Denver, CO 0.5 Other 9.0 Total $16.7

Appendix: Office CRE Portfolio 20 – Totals may not sum due to rounding. – Average Loan Commitment for PNC Real Estate. – NCOs / Average loans represents net loan charge-offs to average loans for the last twelve-month period. – Delinquencies represent accruing loans past due 30 days or more. – NPL represents Nonperforming Loans. Multi- Tenant 54% Single- Tenant 17% Medical 16% Government 11% Other 2% $7.2 billion Suburban 43% Central Business District 28% Medical 16% Diversified 10% Other 3% $7.2 billion Tenant Classification Market Type Key Office Portfolio Metrics: Conservative Underwriting Methodology $ millions 9/30/24 6/30/24 Total Loans ($ billions) $7.2 $7.5 Avg. Loan Commitment $34 $34 Reserves / Loans 11.3% 10.3% NCOs / Average Loans 3.9% 2.9% Delinquencies / Loans 0.1% 0.1% NPL / Loans 12.5% 11.0% Criticized Loans / Loans 28.9% 29.3% Geographic Diversification by Metropolitan Statistical Area $ billions 9/30/24 Washington, DC $1.0 Los Angeles, CA 1.0 Dallas, TX 0.5 San Francisco, CA 0.3 New York, NY 0.3 Chicago, IL 0.3 Baltimore, MD 0.2 San Diego, CA 0.2 Boston, MA 0.2 Birmingham, AL 0.2 Other 3.1 Total $7.2

Appendix: Non-GAAP to GAAP Reconciliation 21 September 30, 2024 (estimated); $ billions Common Equity Tier 1 Capital September 30, 2024 (estimated); $ billions Risk Weighted Assets Common stock, related surplus and retained earnings, net of treasury stock $54.8 Risk-weighted assets (RWA), standardized approach $422.9 Goodwill and disallowed intangibles, net of deferred tax liabilities (10.9) Estimated Impacts to RWA from AOCI Adjustments 2.8 All other adjustments (0.1) Risk-weighted assets, including AOCI $425.7 Common equity Tier 1 capital (as Reported) $43.7 Additional Net Impacts to RWA from Basel III Endgame 10.4 Estimated AOCI Adjustments, Basel III Endgame (4.6) Risk-weighted Assets, Fully Phased-In ERBA, Basel III Endgame $436.1 Common equity Tier 1 capital, including AOCI $39.1 Estimated Additional Impact from Threshold Deductions, Basel III Endgame – Common equity Tier 1 capital, Basel III Endgame $39.1 Common equity Tier 1 ratio 10.3% Common equity Tier 1 ratio, including AOCI (non-GAAP) 9.2% Common equity Tier 1 ratio, fully phased-in ERBA, Basel III Endgame (non-GAAP) 9.0% Note: Totals may not sum due to rounding. As permitted, PNC has elected to exclude AOCI related to both available for sale securities and pension and other post-retirement plans from CET1 capital. CET1 ratio, including AOCI, is a non-GAAP measure and is calculated based on common equity Tier 1 capital, inclusive of AOCI adjustments, divided by risk-weighted assets, inclusive of AOCI adjustments. AOCI adjustments include ASC 320 Investments – Debt Securities and ASC 815 Derivatives and Hedging, ASC 715 Compensation – Retirement Benefits, as well as changes related to deferred taxes. We believe this non-GAAP measure shows, among other things, the impact of adding back net unrealized gains and subtracting net unrealized losses on AFS / HTM securities and the subsequent impact to our CET1 ratio. CET1 ratio, Basel III Endgame, is a non-GAAP measure and is calculated based on common equity Tier 1 capital, inclusive of AOCI and additional Basel III Endgame adjustments, divided by risk-weighted assets, inclusive of AOCI and additional Basel III Endgame adjustments. Additional Basel III Endgame adjustments include MSR threshold deductions, as well as adjustments related to credit risk, operational risk, credit valuation adjustments, and market risk. We believe this non-GAAP measure shows, among other things, the full impact of the Basel III Endgame NPR and the subsequent impact to our CET1 ratio. Consolidated CET1 Ratio, including AOCI & Other Fully Phased-In Expanded Risk-Based Approach (ERBA) Impacts, Basel III Endgame Impacts (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 22 We believe this non-GAAP measure to be a useful tool for comparison of operating expenses incurred during the normal course of business. The exclusion of FDIC special assessment costs, workforce reduction charges and Visa shares donated to the PNC Foundation increases comparability across periods, demonstrates the impact of significant items and provides a useful measure for determining PNC’s expenses that are core to our business operations and expected to recur over time. Core Noninterest Expense (non-GAAP) For the three months ended LQ Change For the nine months ended YoY Change $ millions Sep. 30, 2024 Jun. 30, 2024 $ % Sep. 30, 2024 Sep. 30, 2023 $ % Total noninterest expense $3,327 $3,357 $(30) (1)% $10,018 $9,938 $80 1% Less non-core noninterest expense: 2Q24 PNC Foundation contribution expense 120 120 Workforce reduction charge FDIC special assessment 130 Non-core noninterest expense $120 $250 Core noninterest expense (non-GAAP) $3,327 $3,237 $90 3% $9,768 $9,938 $(170) (2)%

Appendix: Non-GAAP to GAAP Reconciliation 23 We believe that pretax, pre-provision earnings is a useful tool to help evaluate the ability to provide for credit costs through operations and provides an additional basis to compare results between periods by isolating the impact of provision for (recapture of) credit losses, which can vary significantly between periods. Pretax, Pre-Provision Earnings (non-GAAP) For the three months ended For the nine months ended $ millions Sep. 30, 2024 Jun. 30, 2024 Sep. 30, 2023 Sep. 30, 2024 Sep. 30, 2023 Total revenue $5,432 $5,411 $5,233 $15,988 $16,129 Total noninterest expense 3,327 3,357 3,245 10,018 9,938 Pretax, pre-provision earnings (non-GAAP) $2,105 $2,054 $1,988 $5,970 $6,191

Appendix: Non-GAAP to GAAP Reconciliation 24 Fee income is a non-GAAP measure and is comprised of noninterest income in the following categories: asset management and brokerage, capital markets and advisory, card and cash management, lending and deposit services, and residential and commercial mortgage. We believe this non-GAAP measure serves as a useful tool for comparison of noninterest income related to fees. Fee Income (non-GAAP) For the three months ended For the nine months ended $ millions Sep. 30, 2024 Jun. 30, 2024 Sep. 30, 2023 Sep. 30, 2024 Sep. 30, 2023 Noninterest income Asset management and brokerage $383 $364 $348 $1,111 $1,052 Capital markets and advisory 371 272 168 902 643 Card and cash management 698 706 689 2,075 2,045 Lending and deposit services 320 304 315 929 919 Residential and commercial mortgage 181 131 201 459 476 Fee income (non-GAAP) $1,953 $1,777 $1,721 $5,476 $5,135 Other income 69 332 94 536 481 Total noninterest income $2,022 $2,109 $1,815 $6,012 $5,616

Appendix: Non-GAAP to GAAP Reconciliation 25 The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP. Taxable-equivalent net interest income is only used for calculating net interest margin. Net interest income shown elsewhere in this presentation is GAAP net interest income. Taxable-Equivalent Net Interest Income (non-GAAP) For the three months ended For the nine months ended $ millions Sep. 30, 2024 Jun. 30, 2024 Sep. 30, 2023 Sep. 30, 2024 Sep. 30, 2023 Net interest income $3,410 $3,302 $3,418 $9,976 $10,513 Taxable-equivalent adjustments 33 34 36 101 111 Net interest income - fully taxable-equivalent (non-GAAP) $3,443 $3,336 $3,454 $10,077 $10,624

Appendix: Non-GAAP to GAAP Reconciliation 26 Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by period end common shares outstanding. We believe this non- GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value. For the three months ended $ millions, except per share data Sep. 30, 2024 Jun. 30, 2024 Sep. 30, 2023 Book value per common share $124.56 $116.70 $105.98 Tangible book value per common share Common shareholders’ equity $49,442 $46,397 $42,215 Goodwill and other intangible assets (11,188) (11,206) (11,337) Deferred tax liabilities on goodwill and other intangible assets 240 241 254 Tangible common shareholders' equity $38,494 $35,432 $31,132 Period end common shares outstanding (in millions) 397 398 398 Tangible book value per common share (non-GAAP) $96.98 $89.12 $78.16 Tangible Book Value per Common Share (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 27 Tangible common equity ratio is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by tangible assets. We believe this non-GAAP measure to be a key financial metric in assessing capital adequacy. For the three months ended $ millions Sep. 30, 2024 Jun. 30, 2024 Sep. 30, 2023 Tangible common shareholders’ equity Common shareholders’ equity $49,442 $46,397 $42,215 Goodwill and other intangible assets (11,188) (11,206) (11,337) Deferred tax liabilities on goodwill and other intangible assets 240 241 254 Tangible common shareholders' equity $38,494 $35,432 $31,132 Tangible assets Total assets $564,881 $556,519 $557,334 Goodwill and other intangible assets (11,188) (11,206) (11,337) Deferred tax liabilities on goodwill and other intangible assets 240 241 254 Tangible assets $553,933 $545,554 $546,251 Tangible common equity ratio (non-GAAP) 6.95% 6.49% 5.70% Tangible Common Equity Ratio (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 28 Return on average tangible common equity is a non-GAAP financial measure and is calculated based on annualized net income attributable to common shareholders divided by tangible common equity. We believe that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity. For the three months ended $ millions Sep. 30, 2024 Jun. 30, 2024 Sep. 30, 2023 Return on average common shareholders’ equity 11.72% 12.16% 13.65% Average common shareholders’ equity $47,628 $44,916 $42,069 Average goodwill and other intangible assets (11,198) (11,216) (11,347) Average deferred tax liabilities on goodwill and other intangible assets 241 242 255 Average tangible common equity $36,671 $33,942 $30,977 Net income attributable to common shareholders $1,406 $1,362 $1,448 Net income attributable to common shareholders, if annualized $5,582 $5,463 $5,744 Return on average tangible common equity (non-GAAP) 15.22% 16.10% 18.54% Return On Average Tangible Common Equity (non-GAAP)

Appendix: Preferred Dividends 29 The above represents our current estimate for preferred dividends in 2024 for currently outstanding series as of October 15, 2024. This estimate is based on the forward curve as of October 7, 2024, and assumes that current preferred stock remains outstanding. Totals may not sum due to rounding. Preferred Dividends For the three months ended For the year ended $ millions Mar. 31, 2024 Jun. 30, 2024 Sep. 30, 2024 Dec. 31, 2024 Dec. 31, 2024 Preferred dividends $82 $95 $82 $94 $352